UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) December 21, 2023

BECTON, DICKINSON AND COMPANY
(Exact Name of Registrant as Specified in Its Charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

001-4802			22-0760120
(Commission File Number)			(IRS Employer Identification No.)

1 Becton Drive,	Franklin Lakes,	New Jersey	07417-1880
(Address of Principal Executive Offices)			(Zip Code)

(201)	847-6800
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.00	BDX	New York Stock Exchange
1.900% Notes due December 15, 2026	BDX26	New York Stock Exchange
3.020% Notes due May 24, 2025	BDX25	New York Stock Exchange
1.208% Notes due June 4, 2026	BDX/26A	New York Stock Exchange
1.213% Notes due February 12, 2036	BDX/36	New York Stock Exchange
0.034% Notes due August 13, 2025	BDX25A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01    Regulation FD Disclosure

Becton, Dickinson and Company ("BD" or the "Company") is reporting that settlement documents have been filed today seeking approval by the U.S. District Court for the District of New Jersey of its previously announced agreement in principle to resolve the class action related to certain public statements by BD and the Company's infusion pumps. Pursuant to the settlement agreement, BD has agreed to pay a settlement amount of $85 million in order to resolve all claims against the Company and its officers. The amount of this settlement is adequately reserved and is not material to BD’s consolidated financial results or BD’s cash flow and capital allocation strategies. BD and its management have denied any wrongdoing, and there is no admission of liability in connection with the resolution of this matter. BD has elected to settle this matter in order to avoid the burden, expense, uncertainty, and risk associated with a continuation of the litigation.

If approved by the Court, this settlement resolves all claims against the Company and all officers in the class action shareholder litigation captioned Pensionsforsikring v. Becton, Dickinson and Company, et al (originally captioned Kabak v. Becton, Dickinson and Company, et al) filed in the U.S. District Court for the District of New Jersey against the Company and certain of its officers on February 27, 2020. However, this settlement does not resolve the currently pending derivative actions described in BD's most recent Form 10-K filing. BD believes there are meritorious defenses to those actions.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
Exhibit 104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY
(Registrant)

By:	/s/ Gary DeFazio
Gary DeFazio
Senior Vice President and Corporate Secretary
Date: December 21, 2023